UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2007

                           VANDA PHARMACEUTICALS INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        000-51863                                         03-0491827
  (Commission File No.)                        (IRS Employer Identification No.)


                            9605 Medical Center Drive
                                    Suite 300
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (240) 599-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On April 25, 2007, Vanda Pharmaceuticals Inc. issued a press release announcing the initiation of its Phase II trial of its product candidate VSF-173 for excessive sleepiness. The full text of this press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits


Exhibit No.                           Description
-----------    -----------------------------------------------------------------
99.1           Press release of Vanda Pharmaceuticals Inc. dated April 25, 2007.



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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VANDA PHARMACEUTICALS INC.

                                        By: /s/ STEVEN A. SHALLCROSS
                                            ------------------------------------
                                            Name:  Steven A. Shallcross
                                            Title: Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer


Dated:  April 25, 2007